UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2005

POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	0-13818	66-0416582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 MUNOZ RIVERA AVENUE HATO REY, PUERTO RICO	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 23, 2005, Popular, Inc. (“Popular”) entered into a Dealer Manager Agreement with UBS Securities LLC and Popular Securities, Inc. in connection with Popular’s offering of 10,500,000 shares of common stock to its existing shareholders in a subscription offering. A copy of the Dealer Manager Agreement is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit

99.1	Dealer Manager Agreement, dated November 23, 2005, among Popular, Inc., UBS Securities LLC and Popular Securities, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.
(Registrant)

Date: November 30, 2005	By:	/s/ Ileana Gonzalez
Ileana Gonzalez Senior Vice President and Comptroller